EXHIBIT 10.4
                           Miami Computer Supply Inc.

                               Profit Sharing Plan




January 5, 1995

MIAMI COMPUTER SUPPLY, THANKS TO AN OUTSTANDING COMPANY ASSET, OUR EMPLOYEES, CONTINUES TO GROW PROFITABLY.

THE BOARD OF DIRECTORS RECOGNIZES THE CONTRIBUTION OF OUR EMPLOYEES TO MIAMI COMPUTER SUPPLY'S SUCCESS.

THE PLAN PARAMETERS ARE AS FOLLOWS:

        MCSI MUST EARN PLANNED PRETAX PROFITS FOR PROFIT SHARING TO KICK IN. (THIS HAS OCCURRED IN FOUR OF THE LAST FIVE YEARS).

        AN EMPLOYEE MUST BE EMPLOYED FOR THE CALENDAR YEAR TO BE
        ELIGIBLE.

        AN EMPLOYEE MUST BE EMPLOYED BY MCSI THRU DATE OF DISTRIBUTION (MARCH 15, 1996).

        PROFIT SHARING POOL WILL BE 3% OF THE COMPANY'S PRE-TAX
        PROFIT. THIS POOL WILL NOT DECREASE BECAUSE EMPLOYEES LEAVE THE COMPANY. UNIT VALUE WILL BE BASED ON POOL DOLLARS
        DIVIDED BY TOTAL UNITS x .67.

        THE REMAINDER OF THE POOL (33%) WILL BE DISTRIBUTED BASED ON
        PERFORMANCE.

        A UNIT IS EARNED BY BEING AN MCSI EMPLOYEE FOR THE FULL
        CALENDAR YEAR.  (JANUARY 1 THRU DECEMBER 31).

        THE NUMBER OF UNITS YOU HAVE IS BASED ON YEARS OF SERVICE, ONE UNIT FOR EACH CALENDAR YEAR AS STATED ABOVE. EXAMPLE; HIRE DATE, SEPTEMBER 14, 1991. UNITS AT THE END OF DECEMBER, 1995, WOULD BE FOUR.

        EMPLOYEES AT ACQUIRED BRANCHES EARNED UNITS START AT DATE
        OF ACQUISITION, IE: DATRON MAY 1, 1993 PAPER ROLLS JULY 1, 1994. PART TIME EMPLOYEES WHO AVERAGE THIRTY HOURS A WEEK OR
        MORE EARN UNITS BASED ON AVERAGE HOURS WORKED DURING THE


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        YEAR.  EXAMPLE: WORK 1560 HOURS DURING YEAR., EARN .75 UNIT
        FOR YEAR WOULD ROUND TO .8. PART TIME EMPLOYEE UNITS WILL BE ROUNDED TO THE NEAREST TENTH, UP OF DOWN.

        MANAGERS UNITS WILL BE MULTIPLIED BY THREE.  EXAMPLE:
        STARTED WITH MCSI IN JULY 1989. UNITS EARNED AT DECEMBER 31, 1995 = 6X3 OR 18.

        CURRENT MANAGERS ARE:

                     MARK MCCLOUD
                     SHARON GUDORF
                     MARY STEWART
                     JOE SULLIVAN
                     TERESA SULLIVAN
                     WAYNE RINES

        BASED ON 1994 PROJECTED EARNINGS AND TOTAL UNITS, A UNIT WOULD HAVE BEEN WORTH $90.00. IF YOU STARTED, FULL TIME, WITH MCSI IN SEPTEMBER 1989, YOUR PROFIT SHARING WOULD BE CALCULATED AS FOLLOWS: 6 UNITS X$90.00 X.67 = $361.80 PLUS A DISCRETIONARY AMOUNT BASED ON PERFORMANCE.

        MONTHLY, BEGINNING IN APRIL, WE WILL ANNOUNCE EARNINGS PROGRESS. INITIALLY IT WILL BE BASED ON ACTUAL 1995 VS ACTUAL 1994 BUT EVENTUALLY WILL BE TRACKED ON ACTUAL 1995 VS 1995 PLAN WHICH IS WHAT WILL TRIGGER PROFIT SHARING. EARNINGS PROGRESS WILL BE ANNOUNCED APPROXIMATELY NINETY DAYS AFTER THE CLOSE OF THE MONTH.

        IF YOU ARE NOT AN OWNER OR SALESPERSON AND AVERAGE AT LEAST THIRTY HOURS WORK FOR MCSI, ON THE MCSI PAYROLL THROUGHOUT 1995, AND WERE ON THE PAYROLL ON OR BEFORE JANUARY 2, 1995, YOU ARE ELIGIBLE FOR PROFIT SHARING.

        THE MORE THE COMPANY MAKES, ONCE PLAN PROFITS ARE HIT, THE BIGGER THE BONUS POOL AND THE UNIT VALUE.

        LETS, TOGETHER, MAKE 1995 THE BEST YEAR EVER.